[Markel Logo]

     Evanston Insurance Company                       Policy No.      IC-700654
     SHAND MORAHAN PLAZA                              Prev. No.       IC-700549
     EVANSTON, ILLINOIS 60201                         Prod. No.       24769


DECLARATIONS -                INSURANCE COMPANIES PROFESSIONAL AND
                              DIRECTORS & OFFICERS LIABILITY INDEMNITY INSURANCE

Claims Made and Reported Coverage: This insurance is limited to liability for only those CLAIMS THAT ARE FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD OR THE OPTIONAL EXTENSION PERIOD, IF PURCHASED, AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR THE OPTIONAL EXTENSION PERIOD, IF PURCHASED, OR WITHIN SIXTY (60) DAYS AFTER THE EXPIRATION OF THE POLICY PERIOD OR OPTIONAL EXTENSION PERIOD, IF PURCHASED.


THIS POLICY CONTAINS PROVISIONS THAT REDUCE THE LIMITS OF LIABILITY STATED IN THE POLICY BY THE COSTS OF LEGAL DEFENSE AND PERMIT LEGAL DEFENSE COSTS TO BE APPLIED AGAINST THE DEDUCTIBLE.


1. Authorized to act on behalf of Insureds in accordance with GENERAL CONDITIONS 8, Authorization:


         NAME OF ENTITY:          PHILADELPHIA CONSOLIDATED HOLDING CORPORATION

         PRINCIPAL BUSINESS ADDRESS:   ONE BALA PLAZA, SUITE 100
                                       BALA CYNWYD, PA 19004

2.       POLICY PERIOD: From July 20, 1996 to July 20, 1997
                        12:01 A.M. Standard Time at the address of the named entity stated above.

3.       INSURED ENTITIES AND ADDRESSES

         A.   Coverage A Insured Entities

              PHILADELPHIA CONSOLIDATED HOLDING CORPORATION
              ONE BALA PLAZA, SUITE 100
              BALA CYNWYD, PA 19004

         B.  Coverage B Company Insured Entities:
             N/A

         C.  Coverage C Insured Entities:
             1 .  Employee Benefit Plans:
                  N/A

             2.   Sponsoring Employers:
                  N/A

                                A Markel Company

                                                            Policy No. IC-700654

4.       LIMITS OF LIABILITY


         A.       For Coverage A (Errors and Omissions Liability):
                  Insurer"s Participation in Loss:                                                    100%

                  SUBJECT TO: Each Claim Limit:                                               $ 5,000,000
                              Policy Period Aggregate Limit:                                  $ 5,000,000

         B.       For Coverage B (Directors & Officers Liability):
                  Insurer"s Participation in Loss:                                                    N/A

                  SUBJECT TO: Each Claim Limit:                                                       N/A

                              Policy Period Aggregate Limit:                                          N/A

         C.       For Coverage C (Fiduciary Liability):

                  Each Claim Limit:                                                                   N/A

                  Policy Period Aggregate Limit:                                                      N/A

5.       DEDUCTIBLES:

         A.      For Coverage A (Errors and Omissions Liability): Each Claim:                 $   250,000

         B.       For Coverage B (Directors & Officers Liability):

                  1.       Individual Liability Coverage, Section THE COVERAGE
                           2(a): Each Claim-Each Director or Officer:                                 N/A

                           but in no event exceeding in the aggregate Each
                           Claim-All Directors and Officers                                           N/A

                  2.       Company Reimbursement Coverage, Section THE COVERAGE
                           2(b): Each Claim:                                                          N/A


         C.       For Coverage C (Fiduciary Liability): Each Claim:                                   N/A


6.       PREMIUM FOR POLICY PERIOD PAID FOR THE FOLLOWING COVERAGES:

         Errors and Omissions


                                                     PREMIUM:                                 $   157,035.00
                                     Surplus Lines Tax 3.00%:                                 $     4,711.05

                                                       TOTAL:                                 $   161,746.05

                                A Markel Company

                                                            Policy No. IC-700654


7.       OPTIONAL EXTENSION PERIOD:

         A.       Premium:

                  50.00% of total annual premium as provided in THE COVERAGE 13 of the policy, to be paid only if the Insured meets the eligibility requirements and exercises the option. Such premium shall be deemed fully earned at the commencement of the Optional Extension Period.

         B.       Days:

                  60 days of Optional Extension Period as provided in THE COVERAGE 13.


8.       ENDORSEMENTS ATTACHED AT POLICY INCEPTION:

         1.    Insured Entities - Coverage A
         2.    Amendment of Insured - Holding Company
         3.    Pending and Prior Litigation Exclusion
         4.    Insurance Agents, Insurance Brokers/Agency Exclusion
         5.    Amendment of Professional Services
         6.    Amendment of Coverage
         7.    Clarification of Coverage




                                          ALL CLAIMS TO BE REPORTED DIRECTLY TO

                                          Shand Morahan & Company, Inc.
                                          Shand Morahan Plaza
                                          Evanston, Illinois 60201
                                          (847) 866-2800


                                          ---------------------------------
                                          Authorized Representative

Date Printed: August 27, 1996

                                A Markel Company

[Markel Logo]

EVANSTON INSURANCE COMPANY
EVANSTON, ILLINOIS


ENDORSEMENT
Named Insured:                                   Policy No.:  IC-700654
PHILADELPHIA CONSOLIDATED HOLDING           Endorsement No.:  1
CORPORATION                                  Effective Date:  July 20, 1996




                          INSURED ENTITIES - COVERAGE A


It is agreed that Item 3.A. of the Declarations is amended by the addition of the following:

         3.     INSURED ENTITIES AND ADDRESSES:

                A.     Coverage A Insured Entities:

                       Philadelphia Insurance Companies
                       Philadelphia Insurance Company
                       Philadelphia Indemnity Insurance Company
                       Maguire Insurance Agency
                       J. Maguire Brokerage
                       Maguire Insurance Agency Inc. of Texas



All other terms and conditions remain unchanged.






                                                       -------------------------
                                                       Authorized Representative

               EVANSTON INSURANCE COMPANY
[MARKEL LOGO]  EVANSTON, ILLINOIS

ENDORSEMENT
Named Insured:                                   Policy No.:  IC-700654
PHILADELPHIA CONSOLIDATED HOLDING           Endorsement No.:  2
CORPORATION                                 Effective Date :  July 20, 1996



                     AMENDMENT OF INSURED - HOLDING COMPANY

It is agreed that THE INSURED 1. is amended to include the following:

        1.  The Coverage A Insured, which whenever used in this policy means:

            (f) the entity(ies) scheduled below and any director, officer or employee thereof, solely for liability imposed by reason of acts, errors and omissions by any entity described in l(a), l(b), l(c) or l(d) above, in the performance of Professional Services for which coverage is afforded under THE COVERAGE 1., Coverage A, Errors and Omissions Liability and Claims Made and Reported Clause.

                                    SCHEDULE

                  Maguire Holding Corporation




All other terms and conditions remain unchanged.



                                                       -------------------------
                                                       Authorized Representative

               EVANSTON INSURANCE COMPANY
[MARKEL LOGO]  EVANSTON, ILLINOIS

ENDORSEMENT
Named Insured:                                       Policy No.:   IC-700654
PHILADELPHIA CONSOLIDATED HOLDING               Endorsement No.:   3
CORPORATION                                      Effective Date:   July 20, 1996


                     PENDING AND PRIOR LITIGATION EXCLUSION


It is understood and agreed that this Policy shall not apply to any Claim (including derivative or representative actions) made against the Insured:

         (i) based upon, arising out of, in consequence of, or in any way involving any prior and/or pending litigation as of June 1, 1990; or

         (ii) any fact, circumstance or situation underlying or alleged in such litigation.





All other terms and conditions remain unchanged.



                                                       -------------------------
                                                       Authorized Representative

               EVANSTON INSURANCE COMPANY
[MARKEL LOGO]  EVANSTON, ILLINOIS

ENDORSEMENT
Named Insured:                                     Policy No.:  IC-700654
PHILADELPHIA CONSOLIDATED HOLDING             Endorsement No.:  4
CORPORATION                                    Effective Date:  July 20, 1996



              INSURANCE AGENTS, INSURANCE BROKERS/AGENCY EXCLUSION


It is agreed that THE EXCLUSIONS 4. is amended by the addition of the following:

         1. With respect to all Coverages, this policy does not apply to any Claims or portion thereof made against any Insured:

                  (k) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving the insolvency, receivership, bankruptcy, liquidation or financial inability to pay, of any insurance company in which any Insured has placed or obtained coverage for a client or account.








All other terms and conditions remain unchanged.

                                                       -------------------------
                                                       Authorized Representative

               EVANSTON INSURANCE COMPANY
[MARKEL LOGO]  EVANSTON, ILLINOIS

ENDORSEMENT
Named Insured:                                       Policy No.:   IC-700654
PHILADELPHIA CONSOLIDATED HOLDING               Endorsement No.:   5
CORPORATION                                      Effective Date:   July 20, 1996



                       AMENDMENT OF PROFESSIONAL SERVICES


In consideration of the premium charged for this policy it is hereby understood and agreed that THE COVERAGE 6. Professional Services is amended to include the following:

         policy rescissions, cancellations and credit and investigatory activities, insurance agency and insurance brokers activities, tracking services





All other terms and conditions remain unchanged.

                                                       -------------------------
                                                       Authorized Representative

               EVANSTON INSURANCE COMPANY
[MARKEL LOGO]  EVANSTON, ILLINOIS

ENDORSEMENT
Named Insured:                                      Policy No.:   IC-700654
PHILADELPHIA CONSOLIDATED HOLDING              Endorsement No.:   6
CORPORATION                                     Effective Date:   July 20, 1996



                              AMENDMENT OF COVERAGE


It is understood and agreed that this policy will respond regardless of the presence or absence of reinsurance.








All other terms and conditions remain unchanged.





                                                       -------------------------
                                                       Authorized Representative

               EVANSTON INSURANCE COMPANY
[MARKEL LOGO]  EVANSTON, ILLINOIS


ENDORSEMENT
Named Insured:                                     Policy No.:   IC-700654
PHILADELPHIA CONSOLIDATED HOLDING             Endorsement No.:   7
CORPORATION                                    Effective Date:   July 20, 1996



                            CLARIFICATION OF COVERAGE


As respects any Claim under this policy and losses as defined by this policy, it is not our intent to subrogate against reinsurers under any treaty or facultative insurance utilized by Coverage A. Insureds.








All other terms and conditions remain unchanged.



                                                       -------------------------
                                                       Authorized Representative

[Markel Logo]

     [SHAND MORAHAN & COMPANY, INC. letterhead]
     Shand Morahan Plaza, Evanston, Illinois 60201
     (847) 866-2800 Fax (847) 866-0778
     Underwriting Manager
     A Markel Company

Submitted by                       Agency______________________________________
Surplus Lines License No.          Address_____________________________________
-------------------------          City/State_____________  Zip Code___________

          RENEWAL APPLICATION FOR INSURANCE COMPANIES PROFESSIONAL AND
              DIRECTORS AND OFFICERS LIABILITY INDEMNITY INSURANCE
                        (CLAIMS MADE AND REPORTED BASIS)

1. This application must be signed and dated, and not completed earlier than 45 days before proposed effective date.

2. Answer all questions. If a questions is not applicable, state NOT APPLICABLE. If the answer to any questions is none, state NONE. If space is insufficient to answer any question fully, attach a separate sheet.

3. All questions MUST be completed in full with regard to each entity sought to be insured.

4. Complete ONLY those parts of this application applicable to those coverages for which the Applicant seeks coverage.

5. If coverage for Fiduciary Liability (Coverage C) is desired, please request application from the Underwriters for completion.

6. The information disclosed in this application will be held in confidence by the Underwriting Manager.

                          (PLEASE TYPE OR PRINT IN INK)
--------------------------------------------------------------------------------

PART I (GENERAL INFORMATION TO BE COMPLETED BY APPLICANT IN ADDITION TO PARTS FOR COVERAGES SOUGHT)
--------------------------------------------------------------------------------

1. Full name of Applicant: Philadelphia Consolidated Holding Corp. and
                           ----------------------------------------------------
                           Subsidiaries
                           ------------

2. Principal business address: One Bala Plaza Suite 100 Bala Cynwyd PA 19004
                               -------------------------------------------------
                                 (Street)    (City)   (State)       (Zip Code)

3. State of incorporation or charter formation:  Pennsylvania
                                               ---------------------------------

4. Nature of business of Applicant: Property & Casualty Insurers with Direct
                                    --------------------------------------------
                                    Sales Force
                                    -----------

5. Applicant has continuously been in
   business since:                     Agency 1962  / P & C Insurer 1986
                                       -----------------------------------------
                                       (Month)                (Year)

6. Common Stock:

      (a) Total number of shares outstanding:   6,024,657 (as of 6/30/96)
                                              ----------------------------------

      (b) Total number of shareholders:  99 holders of record; 526 beneficial
                                         ---------------------------------------
                                         holders (as of 2/21/96)
                                         -----------------------

      (c) Total number of shares directly or beneficially owned by its directors: 2,220,008
                     -------------

      (d)  Total number of shares owned directly or beneficially by officers
           who are not directors:    93,885
                                 --------------

      (e) Give names and percentage owned by any shareholder(s) holding directly or beneficially 10% or more of the
           common stock (if none, so indicate.):      James J. Maguire -- 32.9%
                                                --------------------------------

      (f)  Is the stock publicly traded?   Yes -- NASDAQ
                                           -------------

7.       Total number of subsidiaries more than 50% owned (including
         subsidiaries of subsidiaries):   4 (four)
                                          ---------

8. Provide the following information on each subsidiary (including subsidiaries of subsidiaries): Use separate sheet if necessary. Attach a copy of the organization chart.

         (a)      Name of Parent: Philadelphia Consolidated Holding Corp.
                                  ----------------------------------------------

         (b)      Name of Subsidiary: Philadelphia Indemnity Insurance Company,
                                      ------------------------------------------
                                      Philadelphia Insurance Company
                                      ------------------------------------------

         (c)      Percentage of ownership: 100%
                                           -------------------------------------

         (d)      Description of Operations: Property and Casualty Insurance
                                             -----------------------------------
                                             Companies
                                             -----------------------------------

         (e)      Name of parent organization: ------
                                              ----------------------------------


9. The following officer is designated to give/receive notices to/from the insurer as respects notice of cancellation, payment and return of premiums and payment of deductibles and other notices as required by the policy:

--------------------------------------------------------------------------------
         (Name)                           (Title)               (Entity)

10.      Proposed effective date:
                                 -----------------------------------------------

PART II (TO BE COMPLETED BY APPLICANT FOR COVERAGE "A" ERRORS AND OMISSIONS LIABILITY INSURANCE)

1. (a) Amount of Insurance desired:
                                   ---------------------------------------------

   (b) Deductible desired:
                          ------------------------------------------------------
       (Should a policy of insurance ultimately be issued, limits and deductible in policy will govern coverage.)

                                                                     Last Full Year   Current Year (Estimate)
2.    Total direct written premium for all entities:                 --------------   -------------

3.    Total net written premium for all entities:                    --------------   -------------

4.    Safety engineering and loss control inspections:


         A. Annual number of safety engineering and loss control inspections performed by applicant:

                  --------------------------------------------------------------

         B. Does the Applicant contract outside safety engineering or loss control inspection services? [ ] Yes [ ] No.

                  If yes, what percentage of such inspections are handled by outside safety engineering and loss control services?

                                Please attach a copy of standard contract.
                  -------------


         C.       Number of safety engineering and loss control personnel
                  employed:
                           -----------------------------------------------------

7. Total number of subsidiaries more than 50% owned (including subsidiaries of subsidiaries):
                                        ---------------------------------------
8. Provide the following information on each subsidiary (including subsidiaries of subsidiaries): Use separate sheet if necessary. Attach a copy of the organization chart.


      (a) Name of Parent:       Maguire Insurance Agency
                         -------------------------------------------------------

      (b) Name of Subsidiary:   J. Maguire Brokerage
                             ---------------------------------------------------
      (c) Percentage of ownership:   100%
                                   ---------------------------------------------
      (d) Description of Operations:  Property and Casualty Insurance Broker
                                     -------------------------------------------
      (e) Name of parent organization: Philadelphia Consolidated Holding Corp.
                                       -----------------------------------------

9. The following officer is designated to give/receive notices to/from the insurer as respects notice of cancellation, payment and return of premiums and payment of deductibles and other notices as required by the policy:


         -----------------------------------------------------------------------
                (Name)              (Title)                  (Entity)

10.      Proposed effective date:
                                   ---------------------------------------------

--------------------------------------------------------------------------------
PART II (TO BE COMPLETED BY APPLICANT FOR COVERAGE "A" ERRORS AND OMISSIONS LIABILITY INSURANCE)
--------------------------------------------------------------------------------

 1.  (a)  Amount of Insurance desired:
                                      ------------------------------------------

     (b)  Deductible desired:
                             ---------------------------------------------------
          (Should a policy of insurance ultimately be issued, limits and deductible in policy will govern coverage.)

                                                      Last Full Year      Current Year (Estimate)

2.    Total direct written premium for all entities: ---------------      ----------------------

3.    Total net written premium for all entities:   ----------------      ----------------------

4.    Safety engineering and loss control inspections:

      A.    Annual number of safety engineering and loss control
            inspections performed by applicant:
                                               ---------------------------------
      B. Does the Applicant contract outside safety engineering or loss control inspection services? Yes [ ] No [ ].

            If yes, what percentage of such inspections are handled by outside safety engineering and loss control services?


                             Please attach a copy of standard contract.
            -----------------

      C.    Number of safety engineering and loss control personnel employed:

            -------------------

7. Total number of subsidiaries more than 50% owned (including subsidiaries of subsidiaries):
                                        ----------------------------------------

8. Provide the following information on each subsidiary (including subsidiaries of subsidiaries): Use separate sheet if necessary. Attach a copy of the organization chart.


        (a) Name of Parent:
                            ---------------------------------------------------
        (b) Name of Subsidiary:
                                ------------------------------------------------
        (c) Percentage of ownership:
                                     -------------------------------------------
        (d) Description of Operations:
                                       -----------------------------------------
        (e) Name of parent organization:
                                       -----------------------------------------

9. The following officer is designated to give/receive notices to/from the insurer as respects notice of cancellation, payment and return of premiums and payment of deductibles and other notices as required by the policy:

         William J. Benecke    Vice President             Claims
         -----------------------------------------------------------------------
         (Name)                (Title)                  (Entity)

10.      Proposed effective date:  July 20, 1996
                                 -----------------------------------------------

--------------------------------------------------------------------------------
         PART II (TO BE COMPLETED BY APPLICANT FOR COVERAGE "A" ERRORS AND OMISSIONS LIABILITY INSURANCE)
--------------------------------------------------------------------------------

 1.      (a)  Amount of Insurance desired:  3,000,000         5,000,000 option
                                          --------------------------------------

         (b)  Deductible desired:             250,000           500,000 option
                                 -----------------------------------------------
(Should a policy of insurance ultimately be issued, limits and deductible in policy will govern coverage.)

                                                      Last Full Year      Current Year (Estimate)
2.    Total direct written premium for all entities:    97,518,561         133,188,000
                                                      --------------      ----------------
3.    Total net written premium for all entities:       62,071,745          85,567,000
                                                      --------------      ----------------

4.      Safety engineering and loss control inspections:

        A.  Annual number of safety engineering and loss control
            inspections performed by applicant:
                         None
           --------------------------------------------------------------------

        B. Does the Applicant contract outside safety engineering or loss control inspection services? Yes [ ] No [ ].

           If yes, what percentage of such inspections are handled by outside safety engineering and loss control services?


               100%     Please attach a copy of standard contract. No Contract
           -----------

        C. Number of safety engineering and loss control personnel employed:
                 None
           ----------------

5.    Claim Services:


Approximate total numbers of claims handled annually by line:

                                                      Current Year
                                   Last Full Year     Annualized       Next Year (Est.)
                                   --------------     ----------       ----------------
                                       1995              1996             1997

ALBI                                    1782             2020             2222
                                        ----             ----             ----

ALPD                                    1768             1802             1982
                                        ----             ----             ----
ALPHD                                    995             1000             1128
                                        ----             ----             ----
GIL                                      606              620              744
                                        ----             ----             ----
WC                                         0                0                0
                                        ----             ----             ----
Misc. Casualty                          -125              138              165
                                        ----             ----             ----

Fire & Allied Incl. Inland Marine        593              650              715
                                        ----             ----             ----

Life                                       0                0                0
                                        ----             ----             ----

A&H                                        0                0                0
                                        ----             ----             ----

Other (specify)                            0                0                0
                                        ----             ----             ----

     Total                              5863             6230             6956
                                        ----             ----             ----


B. Please provide percentage of claims handled in home office:  100% ; in field
                                                               ------
   offices:  0 .
            ---

C. Total number of claims handling personnel in home office:  28 ; in field
                                                             ---
   offices: 0 .
           ---

D. Does the Applicant contract outside adjustment services? [X] Yes [ ] No. If yes, what percentage of claims are handled by outside adjustment
   services?     N/A    Please attach copy of standard contract.
               --------

     WE USE OUTSIDE ADJUSTMENT SERVICES FOR INVESTIGATIVE PURPOSES ONLY AS NEEDED. WE HAVE NO CONTRACT WITH ANY ONE FIRM.

6. Policies in force

   Approximate total number of policies in force by line:

                                                                Current
                                                                 Year
                                             Last Full Year   Annualized    Next Year (Est.)
                                                   1995          1996          1997 (30% growth)
                                                   ----          ----          ----
Fire & Allied Lines Including Inland Marine
                                                   ----          ----          ----
Commercial Multi-Peril                             2781          2845          3699
                                                   ----          ----          ----
Medical Malpractice
                                                   ----          ----          ----
Workers Compensation
                                                   ----          ----          ----
General Liability
                                                   ----          ----          ----
Private Passenger Auto
                                                   ----          ----          ----
Commercial Auto                                    1312           860          1100
                                                   ----          ----          ----
Fidelity/Surety
                                                   ----          ----          ----
Other (Describe)                                   3906          4408          5731
                                                   ----          ----          ----
Umbrella

Professional Liability

                                                                                         Current Year
                                                                   Last Full Year         Annualized         Next Year (Est.)
                                                                   --------------         ----------         ----------------
                                                                        1995                 1996                  1997
                                                                   --------------         ----------            -----------
Life

i. Group
                                                                   --------------         -----------           -----------
ii. Individual
                                                                   --------------         -----------           -----------
iii. Annuities
                                                                   --------------         -----------           -----------
Group Accident & Health
                                                                   --------------         -----------           -----------
All other A&H
                                                                   --------------         -----------           -----------
     TOTAL                                                             7,999                 8,113                10, 530
                                                                   --------------         -----------           -----------


7.       Professional services performed:

                                                                               Yes     No       Annual Revenue
         A.       Agency & brokerage operation                                  [X]    [ ]
                                                                                               ------------------
         B.       Insurance consulting                                          [ ]    [X]
                                                                                               ------------------
         C.       Captive management                                            [ ]    [X]
                                                                                               ------------------
         D        Loss control, safety engineering for non-policyholders        [ ]    [X]
                                                                                               ------------------
         E.       Claims handling for non-policyholders                         [ ]    [X]
                                                                                               ------------------
         F.       Rehabilitation services for non-policyholders                 [ ]    [X]
                                                                                               ------------------
         G.       Insurance pool management                                     [ ]    [X]
                                                                                               ------------------
         H        Premium financing                                             [ ]    [X]
                                                                                               ------------------
         I        Data processing services                                      [ ]    [X]
                                                                                               ------------------
         J        Financial planning                                            [ ]    [X]
                                                                                               ------------------
         K.       Investment advisory activities                                [ ]    [X]
                                                                                               ------------------
         L.       Pension consulting                                            [ ]    [X]
                                                                                               ------------------
         M.       Third party benefit administration                            [ ]    [X]
                                                                                               ------------------
         N        Real estate syndication                                       [ ]    [X]
                                                                                               ------------------
         0.       Property management                                           [ ]    [X]
                                                                                               ------------------
         P.       Stockbroker/broker dealer activities                          [ ]    [X]
                                                                                               ------------------
         Q.       Title agent                                                   [ ]    [X]
                                                                                               ------------------
         R.       Escrow agent                                                  [ ]    [X]
                                                                                               ------------------


         S.       Please describe any other services performed;
                                                               -----------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

8. State the following regarding your facultative or treaty reinsurance contracts with respect to coverage of punitive and exemplary damages with regard to:

         (a) The Applicant:

             (i) Silent                  [ ] Yes [X] No

             (ii) Specifically included  [X] Yes [ ] No

             (iii) Specifically excluded [ ] Yes [X] No

          (b) The Applicant"s Directors
              (i)      Silent                      [X]  Yes    [ ]  No
              (ii)     Specifically included       [ ]  Yes    [ ]  No
              (iii)    Specifically excluded       [ ]  Yes    [ ]  No

9. Claims against Applicant

A. Are there established procedures for handling claims or suits against the Applicant for errors and omissions, extra contractual liability or punitive damages? [X] Yes [ ] No. If so, please describe. (Attach a separate sheet if necessary.) See attached. All department managers are
                                       -----------------------------------------
         instructed to report any claim, threatened or actual lawsuit naming the
         -----------------------------------------------------------------------
         company to the Vice President of Claims.
         ---------------------------------------

         1.  When were such procedures established?      1992
                                                   -----------------
         2.  Person responsible for monitoring such claims or suits:

               Name           William J. Benecke
                              ------------------------
               Title          Vice President, Claims
                              ------------------------
               Department     Claims
                              ------------------------

         3. What are the procedures for branch or field offices to report such claims or suits? (Attach a separate sheet if necessary.)

          Same
          ------------------------------------------------------------------
          ------------------------------------------------------------------
          ------------------------------------------------------------------

B.       Is a written company directive for such procedures in effect? [X] Yes
         [ ] No. If so, please attach a copy.

C. Have all claims (as defined by the policy) known to the applicant been reported to Shand Morahan & Company, Inc.? [X] Yes [ ] No. If no, please provide details.

10. The undersigned authorized agent of the person(s) and entity(ies) proposed for this insurance for the purpose of this Renewal Application declares that to the best of its/his knowledge the statements herein are true; and it is understood and agreed that this Renewal Application is a supplement to the application (including any supplement[s] thereto) dated June 21, 1993, and all prior Renewal Application(s) (including any supplements thereto) together with this Renewal Application Constitutes the complete application which shall be the basis of the policy and which will be attached to and become a part of the policy, if issued.

11. Attached and made a part of this application by reference is one copy of the Applicant's most recent Annual Report and Statement of Condition to Stockholders.


Shand Morahan & Company, Inc., underwriting manager for the insurer, is hereby authorized to make any investigation and inquiry in connection with this application as it deems necessary.

The undersigned hereby authorizes the release of claim information from any prior insurer to Shand Morahan & Company, Inc., underwriting manager for the insurer.

PLEASE REVIEW THE POLICY CAREFULLY. Except to such extent as may be otherwise in the policy, the coverage for which application is being made is limited to liability for only THOSE CLAIMS THAT ARE FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR WITHIN 60 DAYS AFTER THE EXPIRATION OF THE POLICY PERIOD.

                           Signature of Applicant*


                           James J. Maguire
                           ----------------------------------------------------
                           Must be Signed by Chairman of the Board or President (within 45 days of the proposed effective date)

                           Title:  Chairman CEO
                                 ---------------------------------------------

                           Affiliation:  ---
                                       ---------------------------------------

                           Date:       July 12, 1996
                                ---------------------------------------------

*SIGNING THIS FORM DOES NOT BIND THE APPLICANT OR THE INSURER OR THE UNDERWRITING MANAGER TO COMPLETE THE INSURANCE. Application MUST be currently signed and dated to be considered for quotation.

PART III (To Be Completed By Applicant For COVERAGE "B" DIRECTORS AND OFFICERS LIABILITY INDEMNITY INSURANCE

1 . (a)  Amount of Insurance desired:
                                     ------------------------------------------

    (b)  Deductible desired:
                            ---------------------------------------------------
         (Should a policy of insurance ultimately be issued, limits and deductible in policy will govern coverage.)

2. Unless such information is contained in the latest Annual Report, please submit a list of:

         (a) Names, dates of election or appointment, and affiliations of all directors of the Applicant;

         (b) Affiliations of all directors of the Applicant in which said directors directly or indirectly have a 10% or more ownership interest;

         (c) Names, dates of election or appointment, and official titles of all officers of the Applicant;

         (d)      Retirement Age.

3. Is the Applicant presently involved in, or is it presently considering or contemplating any merger, consolidation, acquisition, tender offer or divestment or sale of its stock in excess of 10% of the total stock outstanding? [ ] Yes [ ] No. If yes, provide details.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

4. Has the Applicant been involved in any merger, consolidation, acquisition, tender offer, or divestment or sale of its stock in excess of 10% of the total stock outstanding within the last five years? [ ] Yes [ ] No. If yes, provide details.

        ----------------------------------------------------------------------
        ----------------------------------------------------------------------

5. Has the Applicant ever received a Cease and Desist Order from any supervisory authority? [ ] Yes [ ] No. If yes, give details:

        ----------------------------------------------------------------------
        ----------------------------------------------------------------------

         Attach a copy of your latest examination report as performed by State Insurance Dept(s).

6. Has any director or officer in the past 5 years been charged or convicted of any criminal act, or is any director or officer presently the subject of a pending criminal proceeding? [ ] Yes [ ] No. If yes, please provide details.

        ----------------------------------------------------------------------
        ----------------------------------------------------------------------



7. Has the Applicant during the last five years made any claim in excess of $10,000 under its blanket bond and/or excess fidelity policy? [ ] Yes [ ] No. If so, provide details.

        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------

8. Have there been any changes in senior management (Board Chairman, President, Executive Officers or the like) in the last three years? [ ] Yes [ ] No. If so, please provide details._____________________________

         _______________________________________________________________________

9. No fact, circumstance or situation indicating the probability of a claim or action against which indemnification would be afforded by the proposed insurance is now known by any person(s) or entity(ies) proposed for this insurance other than that which is disclosed in this application. It is agreed by all concerned that if there be knowledge of any fact, circumstance, or situation, any claim subsequently emanating therefrom shall be excluded from coverage under the proposed insurance.

10. The undersigned authorized agent of the person(s) and entity(ies) proposed for this insurance for the purpose of this Renewal Application declares that to the best of its/his knowledge the statements herein are true; and it is understood and agreed that this Renewal Application is a supplement to the application (including any supplement[s] understood thereto) dated___________________, 19__, and all prior Renewal Application(s) (including any supplement(s) thereto) together with this Renewal Application constitutes the complete application which shall be the basis of the policy and which will be attached to and become a part of the policy, if issued.

11. Attached and made a part of this application by reference is one of each of the following: Applicant's most recent Annual Report and Statement of Condition to Stockholders or Policyholders, certified provisions of the Charter or By-laws covering indemnification of directors and officers, and Notice to Stockholders or Policyholders, and Proxy Statement for either the last or the next annual meeting, and latest annual and most recent periodic report(s) filed with the Securities and Exchange Commission, if any.



Shand Morahan & Company, Inc., underwriting manager for the insurer, is hereby authorized to make any investigation and inquiry in connection with the application as it deems necessary.

The undersigned hereby authorizes the release of claim information from any prior insurer to Shand Morahan & Company, Inc., underwriting manager for the insurer.


PLEASE REVIEW THE POLICY CAREFULLY. Except to such extent as may be otherwise in the policy, the coverage for which application is being made is limited to liability for only THOSE CLAIMS THAT ARE FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR WITHIN 60 DAYS AFTER THE EXPIRATION OF THE POLICY PERIOD.


                           Signature of Applicant*


                           ____________________________________________________
                           Must be Signed by Chairman of the Board or President
                          (within 45 days of the proposed effective date)

                           Title:___________________________

                           Affiliation:_____________________

                           Date:____________________________


*SIGNING THIS FORM DOES NOT BIND THE APPLICANT OR THE INSURER OR THE UNDERWRITING MANAGER TO COMPLETE THE INSURANCE. Application MUST be currently signed and dated to be considered for quotation.

                        PHILADELPHIA INSURANCE COMPANIES
                              LITIGATION PROCEDURES


When lawsuits are received in the Claims Department of the Philadelphia Insurance Companies, the following should occur:

1. A Claims Assistant should immediately locate the appropriate claim file.

2. If the Claim Assistant cannot locate the appropriate file, the lawsuit should immediately be given to a Claims Supervisor.

3. If the file can be located, the lawsuit should be attached to the file and given to a Claims Supervisor.

4. The Claims Supervisor will immediately review the lawsuit and provide written instructions (recommendations) to the Claims Examiner.

5. The Claims Supervisor will immediately tender the file, suit, and recommendations to the Claims Examiner. A claims conference between the Supervisor and Examiner, at a minimum, is recommended. Where more complex issues or large demands are involved, a conference with the Claims Manager is required.

6. Whenever a lawsuit is served upon the organization, and an entity of the organization is named as a defendant, the suit and file must be brought to the Manager's immediate attention. No exceptions!

7. No Claims Examiner has the authority to pursue appearance and answer extensions without having first discussed the lawsuit with a Claims Supervisor or Manager. (Many jurisdictions are going to fast track suit processing. In some of these jurisdictions, a lengthy extension works to the benefit of the Plaintiff because it substantially reduces our discovery time frame. When an extension is obtained, claim files should be put on a tight diary period by both the Claims Examiner and Supervisor.)

8. No Claims Examiner has the authority to assign Defense Counsel until the lawsuit is reviewed by a Claims Supervisor. (Should an examiner not receive written handling recommendations within a timely manner, (24 to 48 hours) immediate notification to the Claims Manager is required.)

9. It is recommended a claims Supervisor offer the Claims Examiner an opportunity to provide his/her handling recommendations before written instructions/recommendations are provided by the Claims Supervisor. This activity promotes learning and growth, but in no way should it affect the timely processing of a lawsuit.

10. The Claims Manager (Claims Supervisors in his/her absence) is the only individual with authority to assign a new defense firm to represent the interests of the Philadelphia Insurance Companies or its insured. (Control of this manner is handled by requiring the "New Lawfirm Cover Letter" be signed by the Claims Manager. It is imperative management have an opportunity to evaluate perspective lawfirms before they become involved in litigation for our organization.)

11. The appropriate Defense and Billing Guidelines should be distributed to all newly selected lawfirms.

12. The appropriate Defense Budget and Plan forms should be attached to all defense assignment letters.

                                                          Phone:  (215) 925-7656
                                                            Fax:  (215) 923-0342

                              PAUL HERTEL & COMPANY
                                  INCORPORATED

                                    INSURANCE
                               243 CHESTNUT STREET
                           PHILADELPHIA, PA 19106-1208


                                    COVER NOTE

                                                          NO.:  Policy IC-700654

                                                             DATE: July 22, 1996


          THIS IS TO STATE THAT INSURANCE HAS BEEN ARRANGED AS FOLLOWS:

INSURED:                 Philadelphia Consolidated Holding Corporation


TERM:                    July 20, 1996 to July 20, 1997

COVERAGE:                Insurance Companies Professional Liability Insurance

LIMITS OF LIABILITY:     $5,000,000 Each Claim/Aggregate

DEDUCTIBLE:              $250,000 Each Claim

CARRIER:                 Evanston Insurance Company

PREMIUM:                 $157,035.00 Annually





                                                     /s/ Paul R. Hertel, Jr.
                                                     ---------------------------
                                                     (Authorized Representative)

Errors & Omissions Excepted
                         PREMIUM PAYABLE ON PRESENTATION

SHAND MORAHAN & COMPANY, INC.

INSURANCE COMPANIES PROFESSIONAL AND
DIRECTORS & OFFICERS LIABILITY INDEMNITY
INSURANCE POLICY

Underwriting Manager: Shand, Morahan & Company, Inc., Shand Morahan Plaza, Evanston, Illinois 60201




                                                       [Logo]



Insurer:

[MARKEL LOGO] EVANSTON INSURANCE COMPANY

(A stock insurance company, herein called the Insurer, which except in Illinois is a non-admitted insurer, writing pursuant to the surplus lines laws and not under the jurisdiction of the Insurance Commissioner.) Shand Morahan Plaza Evanston, Illinois 60201

CONDITIONS PRECEDENT

As conditions precedent to the availability of any coverage under this policy: with respect to Coverages A, B, and C, coverage shall be afforded for only those Coverages listed in Item 6. of the Declarations; the payment of the premium must be made when due; and the application attached hereto and all information in whatever form communicated by the Insured to the Insurer must be correct to the best of the Insured's knowledge, Subject to this policy's Declarations and all the terms of this insurance, the Insurer and Insured agree as follows:

INTEGRATION OF DOCUMENT

All the provisions of this policy applicable to those Coverages listed in Item
6. of the Declarations are intended to be read together as one integrated document. No applicable provision nor any part thereof is intended to be separable from the balance of the applicable policy provisions. The meaning of each applicable provision of this policy is created by what is written in such provision and by what is written in the balance of the applicable policy provisions, and the Insurer issues this policy to the Insured in contemplation of the foregoing method of giving meaning to the policy.

If any applicable provision of this policy is held to be void by a court of competent jurisdiction, then the balance of the applicable provisions of this policy shall still be interpreted in accordance with the preceding paragraph.

USE OF SINGULAR AND PLURAL

In this policy, the use of a defined term in the singular shall be deemed a proper use even though such term may be referring to more than one of what it defines. The necessary grammatical changes required to make the defined terms of this policy apply in the plural sense when such terms are used singularly shall in all instances be assumed as though in each case fully expressed.

THE INSURED

The unqualified word "Insured," whenever used in this policy, means:

1.    The Coverage A Insured, which whenever used in this policy means:

         (a)      any entity named in Item 3.A. of the Declarations;

         (b) any insurance entity which is created subsequent to the inception date of this policy by any entity named in Item 3.A. of the Declarations and which is more than fifty (50) percent owned by any entity named in Item 3.A. of the Declarations,
                  PROVIDED:

                  (i) written notice, together with a completed application and pro forma financial statement for such newly created entity, shall be given to the Insurer within sixty (60) days of the creation of such entity; and

                  (ii) premium adjustment and coverage revision shall be effected as may be required by the Insurer;

         (c) any person who was or now is a director and/or officer of any entity described in Item 1(a) or 1(b) hereinabove, solely while acting within the scope of his duties as director and/or officer of any entity described in Item 1(a) or 1(b) hereinabove;

         (d) any person who was or now is an employee of any entity described in Item 1(a) or 1(b) hereinabove solely while acting within the scope of his duties as employee of any entity described in Item 1(a) or 1(b) hereinabove;

         (e) any estate, heir, legal representative or assign of any person described in Item 1(c) or 1(d) hereinabove in the event of such person's death, incapacity or bankruptcy but only for such person's liability as is otherwise covered herein.

2. The Coverage B Company Insured, which whenever used in this policy means:

         (a)      any entity named in Item 3.B. of the Declarations;

         (b) any entity which is created subsequent to the inception date of this policy by any entity named in Item 3.B. of the Declarations and which is more than fifty (50) percent owned by any entity named in Item 3.B. of the Declarations,
                  PROVIDED:

                  (i) written notice, together with a completed application and pro forma financial statement for such newly created entity, shall be given to the Insurer within sixty (60) days of the creation of such entity; and

                  (ii) premium adjustment and coverage revision shall be effected as may be required by the Insurer.

3. The Coverage B Individual Insured, which whenever used in this policy means:

         (a) any person who was or now is a director and/or officer of the Coverage B Company Insured;

         (b) any estate, heir, legal representative or assign of any person described in Item 3(a) hereinabove in the event of such person's death, incapacity or bankruptcy but only for such person's liability as is otherwise covered herein.

4.       The Coverage C Insured, which whenever used in this policy means:

         (a)      any Employee Benefit Plan named in Item 3.C.1. of the
                  Declarations;

         (b) any sponsoring employer named in Item 3.C.2. of the Declarations;

         (c) any person who was or now is a director and/or officer, or employee of any entity described in Item 4(b) hereinabove, but only with respect to any such person's acts as a fiduciary of any Coverage C Insured as described in Item 4(a) hereinabove;

         (d) any estate, heir, legal representative or assign of any person described in Item 4(c) hereinabove in the event of such person's death, incapacity or bankruptcy but only for such person's liability as is otherwise covered herein.

THE COVERAGE

1. COVERAGE A, ERRORS AND OMISSIONS LIABILITY AND CLAIMS MADE AND REPORTED
CLAUSE: The Insurer agrees to indemnify the Coverage A Insured for the amount of Loss which such Coverage A Insured shall have sustained resulting from any Claim which alleges any act, error or omission by or on behalf of the Coverage A Insured in the performance of Professional Services and which is FIRST MADE AGAINST THE COVERAGE A INSURED DURING THE POLICY PERIOD OR THE OPTIONAL EXTENSION PERIOD, IF PURCHASED, AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR THE OPTIONAL EXTENSION PERIOD, IF PURCHASED, OR WITHIN SIXTY (60) DAYS AFTER THE EXPIRATION OF THE POLICY PERIOD OR OPTIONAL EXTENSION PERIOD, IF PURCHASED.

2. COVERAGE B, DIRECTORS' AND OFFICERS' LIABILITY AND CLAIMS MADE AND REPORTED
CLAUSE:

         (a) Individual Liability Coverage: The Insurer agrees to indemnify the Coverage B Individual Insureds for the amount of Loss, except for the amount of such Loss which the Coverage B Company Insured shall indemnify the Coverage 6 Individual Insureds, which such Coverage B Individual Insureds shall have sustained resulting from any Claim which alleges any act, error, omission, misstatement, misleading statement, or neglect or breach of duty by the Coverage B Individual Insureds solely in their capacities as directors and/or officers of the Coverage B Company Insured and which is FIRST MADE AGAINST THE COVERAGE B INDIVIDUAL INSUREDS DURING THE POLICY PERIOD OR THE OPTIONAL EXTENSION PERIOD, IF PURCHASED, AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR THE OPTIONAL EXTENSION PERIOD, IF PURCHASED, OR WITHIN SIXTY (60) DAYS AFTER THE EXPIRATION OF THE POLICY PERIOD OR OPTIONAL EXTENSION PERIOD, IF PURCHASED.

         (b) Company Reimbursement Coverage: The Insurer agrees to indemnify the Coverage B Company Insured for the amount of Loss for which the Coverage B Company Insured has lawfully indemnified or was obligated by law to indemnify the Coverage B Individual Insureds resulting from any Claim which alleges any act, error, omission, misstatement, misleading statement, or neglect or breach of duty by the Coverage B Individual Insureds solely in their capacities as directors and/or officers of the Coverage B Company Insured and which is FIRST MADE AGAINST THE COVERAGE B INDIVIDUAL INSUREDS DURING THE POLICY PERIOD OR THE OPTIONAL EXTENSION PERIOD, IF PURCHASED, AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR THE OPTIONAL EXTENSION PERIOD, IF PURCHASED, OR WITHIN SIXTY (60) DAYS AFTER THE EXPIRATION OF THE POLICY PERIOD OR OPTIONAL EXTENSION PERIOD, IF PURCHASED.

3. COVERAGE C, FIDUCIARY LIABILITY AND CLAIMS MADE AND REPORTED CLAUSE: The Insurer agrees to indemnify the Coverage C Insured for the amount of Loss which such Coverage C Insured shall have sustained resulting from any Claim which alleges any breach of responsibility, obligation or duty imposed upon the Coverage C Insured in connection with the Employee Benefit Plan: (a) under the Employee Retirement Income Security Act of 1974 (including amendments thereto and regulations promulgated thereunder); or (b) under statutory or common law of any state, municipality or any other governmental subdivision, or possession or territory of the United States of America imposing or imputing comparable responsibilities, obligations or duties as those imposed under the Employee Retirement Income Security Act of 1974 (including amendments thereto and regulations promulgated thereunder) and which is FIRST MADE AGAINST THE COVERAGE C INSURED DURING THE POLICY PERIOD OR THE OPTIONAL EXTENSION PERIOD, IF PURCHASED, AND REPORTED TO THE INSURER DURING THE POLICY PERIOD OR THE OPTIONAL EXTENSION PERIOD, IF PURCHASED, OR WITHIN SIXTY (60) DAYS AFTER THE EXPIRATION OF THE POLICY PERIOD OR OPTIONAL EXTENSION PERIOD, IF PURCHASED.

4. CLAIM (a) means, whenever used in this policy, any adjudicatory proceeding commenced against the Insured seeking money damages in which the Insured may be subjected to a binding adjudication of liability for such damages; and (b) is considered first made under the applicable Coverage when the corresponding Insured first receives notice of the Claim from a claimant, his legal representative or agent.

5. EMPLOYEE BENEFIT PLAN means, whenever used in this policy, any pension, profit sharing, health and welfare or other employee benefit plan or trust listed in Item 3.C.1. of the Declarations and established for the sole benefit of the directors, officers and/or employees of any entity named in Item 3.C.2. of the Declarations.

Employee Benefit Plan shall not mean or include any multi-employer plan or trust.

6. PROFESSIONAL SERVICES means, whenever used in this policy, claims handling and adjusting, safety inspections, loss control, safety engineering services, premium financing operations, insurance consulting, actuarial consulting, risk management, insurance pool management, personal injury rehabilitation operations, and subrogation and salvage operations.

7. LOSS means, whenever used in this policy, compensatory damages, punitive damages except as otherwise provided herein, settlements, Claim Expenses Incurred by the Insured, and Claim Expenses Incurred by the Insurer, provided always that Loss shall not include: (a) matters which are uninsurable under the law pursuant to which this policy shall be construed; (b) under Coverages B and C, punitive damages and any multiplication, including trebling, of damages; (c) benefits paid or payable to a participant of or beneficiary of the Employee Benefit Plan if benefits are or may lawfully be paid by the Employee Benefit Plan; (d) contributions paid or payable to the Employee Benefit Plan pursuant to any obligation of the Insured referred to in THE INSURED 4(b) to fund the Employee Benefit Plan; (e) fines, penalties imposed by law, or taxes; (f) any obligation assumed by the Insured as an insurer or reinsurer under any policy or contract or treaty of insurance, reinsurance, suretyship, annuity, or endowment; and (g) the return or payment of premium or commission monies.

8. CLAIM EXPENSES INCURRED BY THE INSURED means, whenever used in this policy, reasonable amounts paid by the Insured in the defense of that portion of any Claim for which coverage is afforded under this policy, including costs of investigation, court costs, costs of attachment and similar bonds and costs of appeals. Provided always that Claim Expenses Incurred by the Insured does not include (a) salary charges of employees or officials of the entities referred to in THE INSURED, or (b) salary or administration or overhead charges, or charges of any kind or character whatsoever attributable to any in-house counsel or captive out of house counsel for the entities referred to in THE INSURED.

9. CLAIM EXPENSES INCURRED BY THE INSURER (IF THE INSURER EXERCISES ITS OPTION TO DEFEND AS SET FORTH IN THE COVERAGE 11 OF THIS POLICY) means, whenever used in this policy: (a) fees charged by any lawyer designated by the Insurer; (b) all other fees and expenses resulting from the investigation, adjustment, defense and appeal of a Claim and incurred by the Insurer; and (c) premiums on appeal bonds and premiums on bonds to release attachments in any Claim for an amount not in excess of the applicable limit of liability of this policy, but the Insurer shall have no obligation to apply for or furnish any such bonds; provided always that Claim Expenses Incurred by the Insurer shall not include salary charges of regular employees or officials of the Insurer or any supervisory counsel retained by the Insurer.

10. POLICY PERIOD means, whenever used in this policy, the period from the inception date of this policy to the policy expiration date as set forth in the Declarations, or its earlier termination date, if any.

11. OPTION TO DEFEND: With respect to Coverages A, B, and C, it shall be the Insured's duty to defend Claims made against them, provided however that, the Insurer shall have the option but not the duty to defend Claims made against the Insured for which insurance is afforded by this policy. If the Insurer exercises its Option to Defend, the Insurer shall not be obligated to defend or continue to defend any Claim made against the Insured after the applicable limit of the Insurer's liability has been exhausted by payment of Loss.

12. DISCOVERY CLAUSE: If prior to the effective date of cancellation or non-renewal of this policy the Insured first becomes aware of a specific act, error, omission, misstatement, misleading statement, neglect or breach of duty, breach of responsibility, obligation or duty which is reasonably expected to result in a Claim which falls within the scope of coverage of this policy, then the Insured may provide written notice to the Insurer containing the information listed below. If such written notice is received by the Insurer prior to the effective date of cancellation or non-renewal of this policy, then any Claim subsequently made against the Insured arising out of such conduct shall be deemed for the purpose of this insurance to have been made on the date on which such written notice is received by the Insurer. The Insured shall cooperate fully with the Insurer, and any investigation conducted by the Insurer or its representatives shall be subject to the terms set forth in this policy as applicable to a Claim.

It is a condition precedent to the coverage afforded by this Discovery Clause that written notice be given to the Insurer containing the following information:

         (a) the specific act, error, omission, misstatement, misleading statement, neglect or breach of duty, breach of responsibility, obligation or duty;

         (b)      the date(s) of such conduct;

         (c) the injury or damage which has or may result from such conduct;

         (d) the identity(ies) of the Insured(s) who may be the subject of the Claim;

         (e)      the identity(ies) of any potential claimant(s);

         (f)      the anticipated location(s) of any such Claim; and

         (g) the circumstances by which the Insured first became aware of the potential Claim.

13. OPTIONAL EXTENSION PERIOD: If the Insurer cancels or refuses to renew this policy, for reasons other than non-payment of premium and/or deductible amount or non-compliance with the terms and conditions of this policy, then the entity named in Item 1. of the Declarations shall have an option to purchase an extension of the coverage which is granted by this policy on the day immediately prior to the commencement of such extension. Upon payment of an additional premium calculated at that percentage shown in Item 7.A. of the Declarations of the total annual premium for this policy, the coverage granted by this policy shall apply to any Claim first made against the Insured during the number of days as stated in Item 7.B. of the Declarations following immediately upon the effective date of such cancellation or non-renewal. Any such Claim must be reported to the Insurer during the period of days as stated in Item 7.B. of the Declarations or within sixty (60) days after the expiration of such period, AND any such Claim must arise out of an act, error, omission, misstatement, misleading statement, neglect or breach of duty, breach of responsibility, obligation or duty committed before the effective date of such cancellation or non-renewal and otherwise covered by this policy. This period of days as stated in Item 7.B. of the Declarations and as described in this paragraph shall be referred to as the "Optional Extension Period." If, however, this insurance is succeeded within 30 days of the cancellation or expiration date by similar CLAIMS MADE insurance coverage for which the prior acts provision has a retroactive date which is the same as or earlier than that provided under this policy, the succeeding insurance shall be deemed to be a renewal hereof, and in consequence, the entity named in Item 1. of the Declarations shall have no right to purchase an Optional Extension Period.

The quotation of a different premium, deductible(s), limit(s) of liability and/or renewal terms for this policy or the refusal of the Insurer to offer terms to effect a premium adjustment and/or coverage revision applicable to any newly created entity pursuant to THE INSURED 1(b) or 2(b) for this policy does not constitute a cancellation or refusal to renew for the purposes of this provision.

As a condition precedent to the right to purchase the Optional Extension Period, the full premium for this policy and any deductibles that are due must have been paid when they became due.

The right to purchase the Optional Extension Period shall terminate unless written notice is given to the Insurer within thirty (30) days after the effective date of cancellation, or, in the event of a refusal to renew, within thirty (30) days after the Policy Period ends, together with full payment of the premium for the Optional Extension Period. If such notice and premium payment are not so given to the Insurer, the entity named in Item 1. of the Declarations shall not at a later date be able to exercise the right to purchase the Optional Extension Period.

In the event of the purchase of the Optional Extension Period, the entire premium therefor shall be deemed fully earned at its commencement and in the event the Optional Extension Period is terminated before its term for any reason, the Insurer shall not be liable to return any portion of the premium paid for the Optional Extension Period.

The fact that this policy may be extended by virtue of the exercise of the Optional Extension Period shall not in any way increase the applicable limits of liability set forth in the Declarations and described in the section LIMITS OF LIABILITY.

14. WITH RESPECT TO COVERAGES A, B, AND C, CHANGE IN OWNERSHIP OR AFFILIATION OF ANY INSURED ENTITY:


         (a) If more than one entity is insured hereunder and if any Insured which is a mutual insurance company, ceases during the Policy Period to be affiliated with the other Insured entity(ies); or

         (b) If more than one entity is insured hereunder and if any Insured which is a subsidiary of any Insured, ceases during the Policy Period to be such a subsidiary;

Then coverage hereunder shall not apply to any Claim arising out of any act, error, omission, misstatement, misleading statement, neglect or breach of duty or breach of responsibility, obligation or duty by or on behalf of such entity which ceases to be affiliated with the other Insured entity(ies) or which ceases to be a subsidiary of any Insured, happening subsequent to the events described in (a) and (b) hereinabove.

The term "subsidiary" used in (b) hereinabove shall mean any entity more than fifty (50) percent of whose outstanding securities, representing the present right to vote for the election of directors of such entity, are owned by another entity alone or by another entity in combination with one or more of its subsidiaries. The term subsidiary shall include any subsidiary of any subsidiary

THE EXCLUSIONS

1. WITH RESPECT TO COVERAGE A, THIS POLICY DOES NOT APPLY TO ANY CLAIM OR PORTION THEREOF MADE AGAINST ANY COVERAGE A INSURED:

         (a) arising out of or resulting from the financial inability to pay claims or to perform Professional Services;

         (b) by any pool or association (including any officer, employee or director thereof) in which the Coverage A Insured is a participant or by any participant (including any officer employee or director thereof) in any such pool or association involving the business or operations of such pool or association;

         (c) for liability assumed under any contract or agreement, except liability which would have attached to the Insured even in the absence of such contract or agreement;

         (d) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving the inadequacy of claim reserves of the Coverage A Insured or of any entity to which the Coverage A Insured provides Professional Services;

         (e) arising out of express warranties, guarantees or representations made in connection with safety inspections, loss control and/or safety engineering services;

         (f) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving the Employee Retirement Income Security Act of 1974 (or amendments thereto or any regulations promulgated thereunder), or similar provisions of any Federal, State or Local statutory law or common law;

         (g) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving any employee benefit plan established for the benefit of the directors, officers and/or employees of the entity named in
                  Item 1. of the Declarations or of any subsidiary and/or affiliate thereof.

2. WITH RESPECT TO COVERAGE B, THIS POLICY DOES NOT APPLY TO ANY CLAIM OR PORTION THEREOF MADE AGAINST ANY COVERAGE B INDIVIDUAL INSURED:

         (a) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving Professional Services;

         (b) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving the Employee Retirement Income Security Act of 1974 (or amendments thereto or any regulations promulgated thereunder), or similar provisions of any Federal, State or Local statutory, law or common law;

         (c) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving any employee benefit plan established for the benefit of the directors, officers and/or employees of the entity named in
                  Item 1. of the Declarations or of any subsidiary and/or affiliate thereof;

         (d) arising out of or in any way involving the conduct of business of any Coverage B Company Insured as:

                  (i)      an investment company; or

                  (ii)     an investment advisor, counselor or manager; or

                  (iii) a general distributor for any investment company or any real estate investment trust;

         (e) based upon, arising out of, or in any way involving the Racketeer Influenced and Corrupt Organizations Act, 18 U.S.C.,
                  Section 1961, et seq.;

         (f) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving any Coverage B Individual Insured's duties as director, officer, or employee of any entity other than any Coverage B Company Insured, even if directed or requested to serve as director, officer or employee of such other entity.

3. WITH RESPECT TO COVERAGE C, THIS POLICY DOES NOT APPLY TO ANY CLAIM OR PORTION THEREOF MADE AGAINST ANY COVERAGE C INSURED:

         (a) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving liability of others assumed by any Coverage C Insured under any contract or agreement, either oral or in writing, except in accordance with the terms of the Instrument or Declaration of Trust pursuant to which the Employee Benefit Plan is established;

         (b) brought pursuant to Title IV, Sub-title D of the Employee Retirement Income Security Act of 1974 (or any amendments thereto), or under statutory or common law of any state, municipality or any other governmental subdivision, or possession, or territory of the United States of America imposing comparable responsibilities, obligations, liabilities or duties as those imposed under Title IV, Sub-title D of the Employee Retirement Income Security Act of 1974 (including amendments thereto and regulations promulgated thereunder);

         (c) for the return by the Insured of any remuneration paid to them if payment of such remuneration shall be held by the Court to have been illegal.

4. WITH RESPECT TO ALL COVERAGES, THIS POLICY SHALL NOT APPLY TO ANY CLAIM OR PORTION THEREOF MADE AGAINST ANY INSURED:

         (a) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving bodily injury, sickness, disease, or death of any person, provided however, this exclusion shall not apply to any Claim based upon or arising out of allegations of negligence against the Coverage A Insured in the performance of Professional Services by the Coverage A Insured;

         (b) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving damage to or destruction of any tangible property including loss of use thereof, provided however, this exclusion shall not apply to any Claim based upon or arising out of allegations of negligence against the Coverage A Insured in the performance of Professional Services by the Coverage A Insured;

         (c) based upon or attributable to the Insured gaining any personal profit or advantage to which he/she was not legally entitled;

         (d)      by reason of any criminal act;

         (e) by reason of any dishonest or fraudulent act or omission, provided, however, that this exclusion shall not apply to any Claim seeking both compensatory and punitive damages based upon or arising out of allegations of both fraud and bad faith in the performance of Professional Services;

         (f) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving:

                  (i) any subject of any notice given prior to the effective date of this policy under any other policy; or

                  (ii) any act, error, omission, misstatement, misleading statement, neglect or breach of duty or breach of responsibility, obligation or duty, matter, fact, circumstance, situation, transaction, casualty, or event which in any way involves or is in any way related to any subject of any notice given prior to the effective date of this policy under any other policy;

         (g) based upon, arising out of, related to, directly or indirectly resulting from or in consequence of, or in any way involving libel), slander or defamation, however, this exclusion shall not apply to Coverage A;

         (h) by or in the right of any other Insured under this policy, provided however, this exclusion shall not apply:

                  (i) to any Claim made by any Coverage B Individual Insured against any other Coverage B Individual Insured; or

                  (ii) to any Claim made derivatively by any shareholder (other than an Insured under this policy) or policyholder (other than an Insured under this policy) for the benefit of such entity where such shareholder or policyholder is acting totally without the solicitation or assistance of, or participation of, or intervention of:

                           (aa)     any Insured under this policy; or

                           (bb)     any affiliate of any Insured under this
                                    policy; or

                           (cc) any regulatory or supervisory agency or authority; or

                           (dd)     any insolvency fund; or

                           (ee)     any receiver, conservator, trustee,
                                    liquidator, rehabilitator or any similar official of the Insured;

         (i) by or in the right of any person or entity whose actual or alleged, direct or indirect injury and/or damage is based upon, arises out of, is related to, directly or indirectly results from or in consequence of, or in any way involves the toxic nature of any substance or of any seepage, pollutant, contaminant or waste material of any kind, nature or quantity;

         (j) by, for, or on behalf of, either directly or indirectly, any reinsurer of any contract, risk or program of the Insured.

Any fact pertaining to any person or entity insured under this policy shall not be imputed to any other person or entity insured under this policy for the purpose of determining the applicability of Exclusions 4(c), (d) and (e) hereinabove.

THE TERRITORY

The insurance afforded by this policy applies worldwide, provided that Claim is made within the United States, its territories and possessions, Canada or Puerto Rico.


LIMITS OF LIABILITY

  1.    LIMIT OF LIABILITY - EACH CLAIM:

         (a) With respect to Coverage A and Coverage B individually, the Insurer shall be liable to pay the applicable percentage of participation in Loss as stated in Item 4. of the Declarations, in excess of the amount of the applicable deductible as stated in Item 5. of the Declarations, up to the applicable limit of liability as stated in Item 4. of the Declarations for each Claim first made during the Policy Period or the Optional Extension Period, if purchased, and reported to the Insurer during the Policy Period or the Optional Extension Period, if purchased, or within sixty (60) days after the expiration of the Policy Period or the Optional Extension Period, if purchased.

         (b) With respect to Coverage C, the Insurer shall be liable to pay 100% of Loss in excess of the amount of the applicable deductible set forth in Item 5. of the Declarations, up to the applicable limit of liability set forth in Item 4. of the Declarations for each Claim first made during the Policy Period or Optional Extension Period, if purchased, and reported to the Insurer during the Policy Period or the Optional Extension Period, if purchased, or within sixty (60) days after the expiration of the Policy Period or Optional Extension Period, if purchased.

2.       LIMIT OF LIABILITY - AGGREGATE:

         (a) With respect to Coverage A and Coverage B individually, subject to Item 1. hereinabove, Limit of Liability - Each Claim, the total liability of the Insurer for Loss shall not exceed the applicable aggregate limit of liability as stated in Item 4. of the Declarations as a result of all Claims first made during the Policy Period and the Optional Extension Period, if purchased, and reported to the Insurer during the Policy Period and the Optional Extension Period, if purchased, or within sixty (60) days after the expiration of the Policy Period or the Optional Extension Period, if purchased.

         (b) With respect to Coverage C, subject to Item 1. hereinabove, Limit of Liability - Each Claim, the total liability of the Insurer for all Loss shall not exceed the applicable amount set forth in Item 4. of the Declarations as aggregate as a result of all Claims first made during the Policy Period and the Optional Extension Period, if purchased, and reported to the Insurer during the Policy Period and the Optional Extension Period, if purchased, or within sixty (60) days after the expiration of the Policy Period or Optional Extension Period, if purchased.

3.       DEDUCTIBLE:

         (a) With respect to Coverage A and Coverage C individually, the applicable deductible amount set forth in the Declarations shall be paid by the Insured and shall be applicable to each Claim and shall include all Loss.

         (b) With respect to Coverage B, the applicable deductible amounts set forth in Item 5.B. of the Declarations shall be applicable to each Claim subject to Coverage under the specific provisions of THE COVERAGE section referenced in Item 5.B. of the Declarations. With respect to the Individual Liability Coverage referenced in Item 5.B.1. of the Declarations, the deductible shall apply to each Claim and each director or officer and shall be subject to the amount stated in the Declarations to apply as "aggregate Each Claim-All Directors and Officers." Such deductible shall include all Loss.

         (c) With respect to Coverages A, B, and C, it is agreed that the applicable deductible amount(s) shall be retained net by the Insured for its own account.

4. LIMIT OF LIABILITY AND DEDUCTIBLE - ALL COVERAGES: With respect to Coverages A, B, and C, it is the intent of the Insurer that such Coverages be mutually exclusive. If, however, it is determined that more than one purchased Coverage applies to any one Claim, then the limit of liability with respect to such Claim shall be that each-Claim-limit-of-liability available under the single, purchased, applicable Coverage having the higher(est) limit of liability available for such Claim and not the sum of the available each Claim limits of liability. Only the deductible applicable to the Coverage having the higher(est) limit of liability available for such Claim shall be applicable to such Claim. In the event that each of two or more purchased, applicable Coverages has the same limit of liability available for such Claim which limit is an amount higher than that available under any other purchased, applicable Coverage, the limit of liability of only one applicable, purchased Coverage shall apply and not the sum of the limits of the purchased, applicable Coverages; and in such event only the deductible of one Coverage shall apply which shall not be a larger amount than the lower(est) of the deductibles applicable to the purchased, applicable Coverages having the same available limits.

In such event the amount of Loss incurred for such Claim shall be applied to reduce the available aggregate limits of liability of the applicable, purchased Coverages in proportion to the amount of the available aggregate limit of liability for each applicable, purchased Coverage relative to the sum of the available aggregate limits of liability for all applicable, purchased Coverages.

5.       CONSENT TO SETTLEMENTS AND CLAIM EXPENSES INCURRED BY THE INSURED:

         (a) The Insurer shall not settle any Claim without the consent of the Insured, but the Insurer shall have, at all times, the right to recommend a settlement of any Claim, whether or not it exercises the Option to Defend. If the Insured shall unreasonably refuse to settle such Claim pursuant to the Insurer's recommendations, then the Insurer's liability in regard to such Claim shall be subject to the limits of liability and shall not exceed the amount for which the Claim could have been settled and any Claim Expenses Incurred by the Insured and any Claim Expenses Incurred by the Insurer, both up to the date of the Insured's refusal to settle the Claim;

         (b) Subject to item (c) below, the Insured shall not settle any Claim or incur any Claim expenses without the Insurer's consent; such consent not to be unreasonably withheld;

         (c) The Insured may settle without the Insurer's consent any Claim for any amount within the applicable deductible amount set forth in the Declarations, provided however, that the settlement amount and the Claim Expenses Incurred by the Insured and/or the Claim Expenses Incurred by the Insurer (if the defense option is exercised by the Insurer) do not exceed the amount of the applicable deductible set forth in the Declarations.

6. MULTIPLE INSUREDS, CLAIMS AND CLAIMANTS: The inclusion herein of more than one Insured or the making of Claims by more than one person or organization shall not operate to increase the Insurer's limit of liability as to each Coverage listed in Item 6. of the Declarations. Furthermore, as to the Coverage(s) listed in Item 6. of the Declarations, two or more Claims arising out of the same act, error, omission, misstatement, misleading statement, neglect or breach of duty or breach of responsibility, obligation or duty or a series of related acts, errors, omissions, misstatements, misleading statements, neglects or breaches of duty or breaches of responsibility, obligation or duty shall be treated as a single Claim. All such Claims whenever made, shall be considered first made on the date on which the earliest Claim arising out of such act, error, omission, misstatement, misleading statement, neglect or breach of duty or breach of responsibility, obligation or duty was first made, and all such Claims shall be subject and limited to the same limit of liability.

7. LIMIT OF LIABILITY FOR CLAIM EXPENSES INCURRED BY THE INSURER AND FOR CLAIM EXPENSES INCURRED BY THE INSURED: Subject to THE COVERAGE 11, and to the Insured's obligation to pay the deductible as set forth in Item 3 hereinabove, all Claim Expenses Incurred by the Insurer subsequent to the exercise of its Option to Defend the Insured and all Claim Expenses Incurred by the Insured prior to the Insurer's exercise of its Option to Defend the Insured shall be a part of and shall not be in addition to the applicable limit of liability.

CLAIMS

1. NOTICE OF CLAIM: If a Claim is made against the Insured, then the Insured shall immediately forward to the Insurer every demand, notice, summons or other process received by the Insured or by their representatives. In any event, within sixty (60) days after the expiration of the Policy Period or the Optional Extension Period, if purchased, such Claim must be reported to the Insurer or to SHAND, MORAHAN & COMPANY, INC., Shand Morahan Plaza, Evanston, Illinois 60201, on behalf of the Insurer.

2. ASSISTANCE AND COOPERATION OF THE INSURED: The Insured shall cooperate with the Insurer in providing information requested by the Insurer with regard to any Claim reported under this policy. Where the Insurer has NOT exercised its Option to Defend pursuant to THE COVERAGE 11, the Insured shall, on request of the Insurer, permit counsel designated by the Insurer at its own expense to participate on its own behalf in the investigation, settlement and/or defense of any Claim. Where the Insurer has exercised its Option to Defend, the Insured shall cooperate with the Insurer in the investigation, settlement and defense of any Claim.

3. SUBROGATION: In the event of any payment under this policy, the Insurer shall be subrogated to the extent of such payment to all the Insured's rights of recovery therefor against any person or organization and the Insured shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights. The Insured shall do nothing after the Claim to prejudice such rights.

Any amount so recovered, whether effected by the Insurer or by the Insured, shall be applied net of the expense of such recovery as follows: (a) first, to the satisfaction of the Insured's Loss (including Claim Expenses Incurred by the Insured) which is in excess of the amount of the limit of liability under this policy and which is in excess of any amount paid by any insurer under any other policy; (b) second, to the Insurer as reimbursement of amounts paid under this policy; (c) third, to any insurer under any other policy as reimbursement of amounts paid under any such policy: and (d) fourth, to the Insured in satisfaction of any applicable deductible and any percentage of Loss paid by the Insured.

4. ACTION AGAINST THE INSURER: No action shall lie against the Insurer unless, as a condition precedent thereto, the Insured shall have fully complied with all the terms of this policy, nor until the amount of the Insured's obligation to pay shall have been fully and finally determined either by judgment against the Insured after actual trial or by written agreement of the Insured, the claimant and the Insurer.

Any person or organization or the legal representative thereof who has secured such judgment or written agreement shall thereafter be entitled to recover under this policy to the extent of the insurance afforded by this policy.

Nothing contained in this policy shall give any person or organization any right to join the Insurer as a co-defendant in any Claim against the Insured to determine the Insured's liability. Bankruptcy or insolvency of the Insured or of the Insured's estate shall not relieve the Insurer of any of its obligations hereunder.

5. FALSE OR FRAUDULENT CLAIMS: If any Insured shall commit fraud in proffering any Claim as regards amount or otherwise, this insurance shall become void as to such Insured from the date such fraudulent Claim is proffered.

GENERAL CONDITIONS

1. NOTICES TO THE INSURER: All notices to be given to the Insurer as provided for in THE INSURED 1(b) and 2(b); THE COVERAGE 12, 13, and 14; and CLAIMS 1 of this policy shall be directed to SHAND, MORAHAN & COMPANY INC., Shand Morahan Plaza, Evanston, Illinois 60201.

2.        CANCELLATION:

         (a) This policy may be cancelled as an entirety by the entity named in Item 1. of the Declarations by surrender thereof to the Insurer or to SHAND, MORAHAN & COMPANY, INC., Shand Morahan Plaza, Evanston, Illinois 60201, or by mailing to the aforementioned, written notice stating when thereafter such cancellation shall be effective. The mailing of notice as aforesaid shall be sufficient notice and the effective date of cancellation stated in the notice shall become the end of the Policy Period. Delivery of such written notice shall be equivalent to mailing.

         (b) This policy may be cancelled as an entirety by the Insurer or by SHAND, MORAHAN & COMPANY, INC., by mailing to the entity named in Item 1. of the Declarations, at the address stated in the Declarations, written notice stating when, not less than sixty (60) days thereafter, such cancellation shall be effective. However, if the Insurer cancels the policy because the Insured has failed to pay a premium or deductible when due, this policy may be cancelled by the Insurer by mailing a written notice of cancellation to such entity stating when, not less than ten (10) days thereafter, such cancellation shall be effective. The mailing of notice as aforementioned shall be sufficient notice and the effective date of cancellation stated in the notice shall become the end of the Policy Period. Delivery of such written notice by the Insurer, or SHAND, MORAHAN & COMPANY, INC., shall be equivalent to mailing.

If this policy is cancelled pursuant to item (a) above, the earned premium shall be computed at the customary short rate. If this policy is cancelled pursuant to item (b) above, earned premium shall be computed pro rata. Premium adjustment may be made either at the time cancellation is effected or as soon as practicable thereafter, but payment or tender of unearned premium is not a condition precedent to cancellation.

3.        APPLICATION.  By acceptance of this policy, the Insureds agree as follows:

         (a) that the particulars and statements contained in the application, a copy of which is attached hereto, and any material submitted therewith (which shall be on file with the Insurer and be deemed attached hereto, as if physically attached hereto), are true and are the basis of this policy and are to be considered as incorporated into and constituting a part of this policy;

         (b) that the statements in the application or in any materials submitted therewith are their representations, that they shall be deemed material to the acceptance of the risk or the hazard assumed by the Insurer under this policy, and that this policy is issued in reliance upon the truth of such representations; and

         (c) that in the event that the application, including materials submitted therewith, contains misrepresentations made with the actual intent to deceive, or contains misrepresentations which materially affect either the acceptance of the risk or the hazard assumed by the Insurer under this policy, this policy in its entirety shall be void and of no effect whatsoever.

4. NONSEVERABILITY OF CONTRACT: Other than as provided in the exception applicable to Exclusions 4(c), (d) and (e), this policy shall be deemed to be a single unitary contract and not a severable contract of insurance or a series of individual contracts of insurance with each Insured.

5. CHANGES: Notice to any agent or knowledge possessed by any agent or other person acting on behalf of the Insurer shall not effect a waiver or a change in any part of this policy or estop the Insurer from asserting any right under the terms of the policy. The terms of this policy shall not be waived or changed, except by written endorsement issued to form a part of this policy, and this policy embodies all agreements existing between the Insureds and the Insurer or any of its agents relating to this insurance.

6. OTHER INSURANCE: This insurance shall be in excess of the amount of the deductible and any other valid and collectible insurance available to the Insured whether the other insurance is stated to be primary, pro rata, contributory, excess, contingent or otherwise, unless the other insurance is written only as specific excess insurance over the limits of liability provided by this policy.

7. ASSIGNMENT OF INTEREST: Assignment of interest under this policy shall not bind the Insurer unless its consent is endorsed hereon.

8. AUTHORIZATION: By acceptance of this policy, the entity named in Item 1. of the Declarations agrees to act on behalf of all Insureds with respect to the giving of all notice to and from the Insurer as provided herein: the exercise of the Optional Extension Period; the cancellation of this policy, in whole or in part; the payment of premiums and deductibles when due; and the receiving of any return premiums that may become due under this policy; and the Insureds agree that such entity shall act on their behalf.

9. AUDIT: The Insurer may examine and audit the Insured's books and records at any time during the Policy Period and within three years after the final termination of this policy, as far as they relate to the subject matter of this policy.

10. SERVICE OF SUIT: Except with respect to any policy issued in Illinois or Washington, D.C., it is agreed that in the event of the failure of the Insurer to pay any amount claimed to be due hereunder, the Insurer at the request of the Insured will submit to the jurisdiction of any court of competent jurisdiction within the United States and will comply with all requirements necessary to give such court jurisdiction, and all matters arising hereunder shall be determined in accordance with the law and practice of such court, It is further agreed that service of process in such suit may be made upon PETERSON, ROSS, SCHLOERB & SEIDEL, Suite 7300, 200 East Randolph Drive, Chicago, Illinois 60601, and that in any suit instituted against it upon this contract, the Insurer will abide by the final decision of such court or of any appellate court in the event of an appeal.

The above named are authorized and directed to accept service of process on behalf of the Insurer in any such suit and/or upon the request of the Insured that they will enter a general appearance upon the Insurer's behalf in the event such a suit shall be instituted.

Further, pursuant to any state, territory or district of the United States which makes provision therefor, the Insurer hereon hereby designates the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney, upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Insured or any beneficiary hereunder arising out of this contract of insurance, and hereby designates the above-named person to whom the said officer is authorized to mail such process or a true copy thereof.

IN WITNESS WHEREOF, the Insurer has caused this policy to be signed by its President and Secretary, but this policy shall not be valid unless countersigned on the Declarations page by a duly authorized representative of the Insurer.






/s/ Edgar W. Phoebus
---------------------                                       -------------------
      Secretary                                                   President

NUCLEAR ENERGY LIABILITY
EXCLUSION ENDORSEMENT (BROAD FORM)

This endorsement modifies the provisions of this policy.

It is agreed that:

1.    THIS POLICY DOES NOT APPLY:

      A.   Under any Liability Coverage, to bodily injury or property damage:

         (1) with respect to which an Insured under this policy is also an Insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; or

         (2) resulting from the hazardous properties of nuclear material and with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or
                  (b) the Insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

B. Under any Medical Payments Coverage, or any Supplementary Payments provision relating to first aid, to expenses incurred with respect to bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

C. Under any Liability Coverage, to bodily injury or property damage resulting from the hazardous properties of nuclear material, if:

         (1) the nuclear material (a) is at any nuclear facility owned by, or operated by or on behalf of, an Insured or (b) has been discharged or dispersed therefrom;

         (2) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an Insured; or

         (3) the bodily injury or property damage arises out of the furnishing by an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions, or Canada, this exclusion (3) applies only to property damage to such nuclear facility and any property thereat.

2.    AS USED IN THIS ENDORSEMENT:

"hazardous properties" include radioactive, toxic or explosive properties;

"nuclear material" means source material, special nuclear material or by-product material;

"source material", "special nuclear material", and "by-product material" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof;

"spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

"waste" means any waste material (1) containing by-product material and (2) resulting from the operation by any person or organization of any nuclear facility within the definition of nuclear facility under paragraph (a) or (b) thereof;

"nuclear facility" means

         (a)      any nuclear reactor,

         (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

         (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

         (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations;

"nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

"property damage" includes all forms of radioactive contamination of property.